UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 06/01/2005

EnerSys

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of Principal Executive Offices, Including Zip Code)

(610) 208-1991

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02. Results of Operations and Financial Condition

On June 1, 2005, EnerSys issued a press release discussing the Company’s fourth quarter and fiscal year 2005 financial results. The press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 7.01. Regulation FD Disclosure

On June 1, 2005, EnerSys issued a press release announcing the close of the Company’s acquisition of FIAMM’s motive power industrial battery business. For additional information, reference is made to the press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. The press release is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

99.1 Press Release, dated June 1, 2005, of EnerSys regarding fourth quarter and fiscal year 2005 financial results.

99.2 Press Release, dated June 1, 2005, of EnerSys regarding the close of the FIAMM transaction.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EnerSys

Date: June 1, 2005.	By:	/s/ Michael T. Philion
Michael T. Philion
Executive Vice President - Finance and Chief Financial Officer